FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")
                FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT and
     FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT ("Separate Accounts")

                                  Supplement to
                              OVERTURE ENCORE! II,
        OVERTURE Annuity III-Plus, OVERTURE ACCLAIM! and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003

                         Supplement Dated June 18, 2008

At a meeting held on June 5, 2008, CVS Social Balanced Portfolio's Board of Directors approved the removal of SSgA Funds Management, Inc. as a subadvisor for the portfolio.

Therefore, the First Ameritas prospectuses are amended by removing the reference to SSgA Funds Management, Inc. in the portfolio objectives chart found in the Separate Account Variable Investment Options section.


All other provisions of your Policy remain as stated in your Policy and prospectus, as previously amended. Please see the CVS Social Balanced Portfolio prospectus and supplement for more information.

          Please retain this Supplement with the current prospectus for your variable Policy issued by First Ameritas Life Insurance Corp. of New York.
            If you do not have a prospectus dated May 1, 2003, please
                    contact First Ameritas at 1-800-745-1112.